Goodwill	12 Months Ended
Dec. 31, 2014
GOODWILL [Abstract]
Goodwill

13. GOODWILL

The changes in the carrying value of goodwill were as follows:

	Online Game (in thousands)	Platform Channel (in thousands)	Others (in thousands)	Total (in thousands)
Balance as of December 31, 2013
Goodwill	$120,294	$59,958	$5,201	$185,453
Accumulated impairment losses	—	—	(5,201)	(5,201)

	$120,294	$59,958	$—	$180,252

Transactions in 2014
Acquisitions	$—	$113,039	$—	$113,039
Foreign exchange	(398)	(95)	—	(493)
Impairment losses	—	(33,801)	—	(33,801)
Balance as of December 31, 2014
Goodwill	$119,896	$172,902	$5,201	$297,999
Accumulated impairment losses	—	(33,801)	(5,201)	(39,002)

	$119,896	$139,101	$—	$258,997

In 2014, there were two reporting units with goodwill under the Online Game segment, consisting of the Changyou online game business and the 7Road online game business. There were three reporting units with goodwill under the Platform Channel segment, consisting of the 17173.com Website, RaidCall and MoboTap. The only reporting unit under the Others segment, and therefore the only reporting unit with goodwill, was the cinema advertising business. The Group tested goodwill for impairment at the reporting unit level as of October 1, 2014.

For impairment tests performed for the reporting units, the Group first qualitatively assessed whether it was more likely than not that their fair values were less than their carrying amounts. In performing the assessment, the Group took into consideration all of the events and circumstances listed in ASC 350, in addition to other entity-specific factors. For those reporting units where it was determined that it was more likely than not that their fair values were less than the units’ carrying amounts, the Group performed the first step of a two-step quantitative goodwill impairment test. After performing the assessment, if the carrying amounts of the reporting units were higher than their fair values, the Group performed the second step of the two-step quantitative goodwill impairment test. The Group assigned the fair value of a reporting unit to all of the assets and liabilities of that unit to determine the implied fair value of goodwill. For the two-step goodwill impairment test, the Group estimated the fair values with the income approach, and considered factors that included expected future cash flows, growth rates and discount rates.

In 2014, as Changyou’s management concluded that RaidCall was unable to provide expected synergies with Changyou’s online games business, Changyou performed a two-step goodwill impairment test for the goodwill generated in the acquisition of RaidCall. For the two-step goodwill impairment test, Changyou estimated the fair values with the income approach, and considered factors that included expected future cash flows, growth rates and discount rates. As a result of this analysis, Changyou recorded $33.8 million in goodwill impairment losses. The goodwill impairment losses are included in the Group’s statements of comprehensive income as “goodwill impairment and impairment of intangibles as part of acquisition of a business.” The fair values of the other reporting units exceeded their carrying values, indicating that the goodwill of those reporting units was not impaired.